                                                                    EXHIBIT 21.1

                                  METLIFE, INC.
                             As of December 31, 2001


WHOLLY-OWNED ACTIVE SUBSIDIARIES
--------------------------------
23RD STREET INVESTMENTS, INC.(DE)

200 Park Avenue LLC (NY)

334 MADISON EURO INVESTMENTS, INC. (DE)

334 MADISON AVENUE BTP-D INVESTOR, LLC (DE)

334 MADISON AVENUE BTP-E INVESTOR, LLC (DE)

BENEFIT SERVICES CORPORATION (GA)

CBNJ, INC. (NJ)

COATING TECHNOLOGIES INTERNATIONAL, INC. (DE)

COMPANIA DE REASEGUROS DE VIDA SOINCE-RE S.A. (CHILE)

COMPANIA DE SEGUROS DE VIDA SANTANDER S.A. (CHILE)

CONVENT STATION EURO INVESTMENTS FOUR COMPANY (UNITED KINGDOM)

COLLABORATIVE STRATEGIES, INC. (MO)

COVA CORPORATION  (MO)

COVA LIFE ADMINISTRATION SERVICES COMPANY (IL)

COVA LIFE MANAGEMENT COMPANY (DE)

CRB CO., INC. (MA)

CRH CO., INC. (MA)

CROSS & BROWN COMPANY (NY)

ECONOMY FIRE & CASUALTY COMPANY (IL)

ECONOMY PREFERRED INSURANCE COMPANY (IL)

ECONOMY PREMIER ASSURANCE COMPANY (IL)

EDISON SUPPLY AND DISTRIBUTION, INC. (DE)

EQUITY INTERMEDIARY COMPANY (MO)

EXETER REASSURANCE COMPANY, LTD. (BERMUDA)

FAIRFIELD INSURANCE AGENCY OF TEXAS, INC.(TX)

FIRST METLIFE INVESTORS INSURANCE COMPANY (NY)

FULCRUM FINANCIAL ADVISORS, INC. (MA)

GA HOLDING CORP. (MA)

GENAM HOLDING COMPANY (DE)

GENAMERICA CAPITAL I (DE)

GENAMERICA FINANCIAL CORPORATION (MO)

GENAMERICA MANAGEMENT CORPORATION (MO)

GENELCO DE MEXICO S.A. DE C.V. (MEXICO)

KRISMAN, INC. (MO)

GENERAL AMERICAN DISTRIBUTORS, INC. (MO)

GENERAL AMERICAN LIFE INSURANCE COMPANY (MO)

GENERAL LIFE INSURANCE COMPANY (TX)

GM MARKETING INCORPORATED (MO)

HEREFORD INSURANCE AGENCY, INC. (MA)

HEREFORD INSURANCE AGENCY OF ALABAMA, INC. (AL)

HEREFORD INSURANCE AGENCY OF HAWAII, INC. (HI)

HEREFORD INSURANCE AGENCY OF OKLAHOMA, INC. (OK)

HYATT LEGAL PLANS, INC. (DE)

HYATT LEGAL PLANS of FLORIDA, INC. (FL)

JEFFERSON PILOT OMEGA SEGUROS DE VIDA S.A. (URUGUAY)

WHOLLY-OWNED ACTIVE SUBSIDIARIES
--------------------------------
JOHN S. MCSWANEY & ASSOCIATES, INC. (ND)

L/C DEVELOPMENT CORPORATION (CA)

METDENT, INC. (DE)

MET LIFE HOLDINGS LUXEMBOURG S.A.(LUXEMBOURG)

MET P&C MANAGING GENERAL AGENCY, INC. (TX)

MET INVESTORS ADVISORY CORP. (DE)

METLIFE ADVISERS, LLC (MA)

METLIFE AFJP S.A. (ARGENTINA)

METLIFE AUTO & HOME INSURANCE AGENCY, INC. (RI)

METLIFE BANK, NATIONAL ASSOCIATION (USA)

METLIFE CAPITAL CFLI HOLDINGS, LLC (DE)

METLIFE CAPITAL CFLI LEASING, LLC (DE)

METLIFE CAPITAL CREDIT L.P. (DE)

METLIFE CAPITAL, LIMITED PARTNERSHIP (DE)

METLIFE CAPITAL TRUST I (DE)

METLIFE CC HOLDING COMPANY (DE)

METLIFE CENTRAL EUROPEAN SERVICES SPOLKA Z ORGANICZONA
     ODPOWIEDZIALMOSCIA (POLAND)

METLIFE CHILE INVERSIONES LIMITADA (CHILE)

METLIFE CREDIT CORP. (DE)

METLIFE EUROPE I, INC. (DE)

METLIFE EUROPE II, INC. (DE)

METLIFE EUROPE III, INC.(DE)

METLIFE EUROPE IV, INC. (DE)

METLIFE EUROPE V, INC. (DE)

METLIFE FINANCIAL ACCEPTANCE CORPORATION (DE)

METLIFE FUNDING, INC. (DE)

METLIFE GENERAL INSURANCE AGENCY, INC. (DE)

METLIFE GENERAL INSURANCE AGENCY OF ALABAMA, INC. (DE)

METLIFE GENERAL INSURANCE AGENCY OF KENTUCKY, INC. (DE)

METLIFE GENERAL INSURANCE AGENCY OF MASSACHUSETTS, INC.(MA)

METLIFE GENERAL INSURANCE AGENCY OF MISSISSIPPI, INC. (DE)

METLIFE GENERAL INSURANCE AGENCY OF NORTH CAROLINA, INC. (DE)

METLIFE GENERAL INSURANCE AGENCY OF TEXAS, INC. (DE)

METLIFE HOLDINGS, INC. (DE)

METLIFE (INDIA) PRIVATE LTD. (INDIA)

METLIFE INSURANCE COMPANY OF THE PHILIPPINES, INC. (PHILIPPINES)

METLIFE INTERNATIONAL HOLDINGS, INC. (DE)

METLIFE INVESTMENTS ASIA LIMITED (HONG KONG)

METLIFE INVESTMENTS LIMITED (UNITED KINGDOM)

METLIFE INVESTMENTS, S.A. (ARGENTINA)

METLIFE INVESTORS DISTRIBUTION COMPANY (DE)

METLIFE INVESTORS GROUP, INC. (FL)

METLIFE INVESTORS GROUP OF OHIO, INC. (OH)

METLIFE INVESTORS INSURANCE COMPANY (MO)

METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA (CA)

METLIFE INVESTORS USA INSURANCE COMPANY (DE)

METLIFE NEW ENGLAND HOLDINGS, INC.(DE)

METLIFE SAENGMYOUNG INSURANCE COMPANY LTD.(SOUTH KOREA) --
(also known as MetLife Insurance Company of Korea Limited)

METLIFE SECURITIES, INC. (DE)

METLIFE SECURITY INSURANCE COMPANY OF LOUISIANA (LA)

METLIFE SERVICES COMPANY CZECHIA S.R.O (CZECH REPUBLIC)

METLIFE TRUST COMPANY, NATIONAL ASSOCIATION (USA)

WHOLLY-OWNED ACTIVE SUBSIDIARIES
--------------------------------
METPARK FUNDING, INC. (DE)

METRIC ASSIGNOR, INC. (CA)

METRIC CAPITAL CORPORATION (CA)

METRIC MANAGEMENT, INC. (DE)

METRIC PROPERTY MANAGEMENT, INC. (DE)

METRIC REALTY (IL)

METROPOLITAN ASSET MANAGEMENT CORPORATION (DE)

METROPOLITAN CASUALTY INSURANCE COMPANY (RI)

METROPOLITAN COMPANY LIMITED (ISLE OF MAN)

METROPOLITAN DIRECT PROPERTY AND CASUALTY INSURANCE COMPANY (RI)

METROPOLITAN GENERAL INSURANCE COMPANY (RI)

METROPOLITAN GROUP PROPERTY AND CASUALTY INSURANCE COMPANY (RI)

METROPOLITAN INSURANCE AND ANNUITY COMPANY (DE)

METROPOLITAN INSURANCE SERVICES LIMITED (UNITED KINGDOM)

METROPOLITAN LIFE HOLDINGS, NETHERLANDS BV (NETHERLANDS)

METROPOLITAN LIFE INSURANCE COMPANY (NY)

METROPOLITAN LIFE INSURANCE COMPANY OF HONG KONG LIMITED (HONG KONG)

METROPOLITAN LIFE SEGUROS DE RETIRO S.A. (ARGENTINA)

METROPOLITAN LIFE SEGUROS DE VIDA S.A. (ARGENTINA)

METROPOLITAN LIFE SEGUROS DE VIDA S.A. (URUGUAY)

METROPOLITAN LIFE UBEZPIECZEN NA ZYCIE S.A. (POLAND)

METROPOLITAN LLOYDS, INC. (TX)

METROPOLITAN LIFE SEGUROS E PREVIDENCIA PRIVADA S.A. (BRAZIL)

METROPOLITAN MARINE WAY INVESTMENTS LIMITED (CANADA)

METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY (RI)

METROPOLITAN REALTY MANAGEMENT, INC. (DE)

METROPOLITAN REINSURANCE COMPANY (U.K.) LIMITED (UNITED KINGDOM)

METROPOLITAN TOWER LIFE INSURANCE COMPANY (DE)

METROPOLITAN TOWER REALTY COMPANY, INC.(DE)

MEZZANINE INVESTMENT LIMITED PARTNERSHIP-BDR (DE)

MEZZANINE INVESTMENT LIMITED PARTNERSHIP-LG (DE)

MISSOURI REINSURANCE (BARBADOS), INC. (BARBADOS)

NATHAN & LEWIS ASSOCIATES-ARIZONA, INC. (AZ)

NATHAN & LEWIS ASSOCIATES, INC.(NY)

NATHAN & LEWIS OF NEVADA, INC. (NV)

NATHAN & LEWIS SECURITIES, INC. (NY)

NATHAN AND LEWIS ASSOCIATES OHIO, INCORPORATED (OH)

NATHAN AND LEWIS ASSOCIATES OF TEXAS, INC.(TX)

NATHAN AND LEWIS INSURANCE AGENCY OF MASSACHUSETTS, INC.(MA)

NATILOPORTEM HOLDINGS, INC. (DE)

NEW ENGLAND LIFE HOLDINGS, INC. (DE)

NEW ENGLAND LIFE INSURANCE COMPANY (MA)

NEW ENGLAND PENSION AND ANNUITY COMPANY (DE)

NEW ENGLAND SECURITIES CORPORATION (MA)

NEW ENGLAND PORTFOLIO ADVISORS, INC. (MA)

NEWBURY INSURANCE COMPANY, LIMITED (BERMUDA)

N.L. HOLDING CORP. (DEL) (NY)

OMEGA REINSURANCE CORPORATION  (AZ)

ONE MADISON INVESTMENTS (CAYCO) LIMITED (CAYMAN ISLANDS)

ONE MADISON MERCHANDISING L.L.C.(CT)

PARAGON LIFE INSURANCE COMPANY (MO)

PARK TWENTY THREE INVESTMENTS COMPANY (UNITED KINGDOM)

PCV/ST LLC (NY)

SECURITY EQUITY LIFE INSURANCE COMPANY (NY)

SECURITY FIRST FINANCIAL AGENCY, INC. (TX)

WHOLLY-OWNED ACTIVE SUBSIDIARIES
--------------------------------
SECURITY FIRST INSURANCE AGENCY, INC. (MA)

SEGURADORA AMERICA DO SUL S.A. (BRAZIL)

SEGUROS GENESIS, S.A. (MEXICO)(1)

SERVICIOS ADMINISTRATIVOS GEN, S.A. DE C.V. (MEXICO)

SSR AV, INC. (DE)

SSR DEVELOPMENT PARTNERS LLC (DE)

SSR REALTY ADVISORS, INC.(DE)

SSRM HOLDINGS, INC. (DE)

STATE STREET RESEARCH INVESTMENT SERVICES, INC. (MA)

STATE STREET RESEARCH & MANAGEMENT COMPANY (DE)

TEXAS LIFE INSURANCE COMPANY (TX)

TEXAS LIFE AGENCY SERVICES, INC. (TX)

TEXAS LIFE AGENCY SERVICES OF KANSAS, INC. (KS)

TOSSLE COMPANY (CAYMAN ISLANDS)

TRANSMOUNTAIN LAND & LIVESTOCK COMPANY (MT)

VIRTUALFINANCES.COM, INC. (DE)

WALNUT STREET ADVISERS, INC. (MO)

WALNUT STREET SECURITIES, INC. (MO)

WHITE OAK ROYALTY COMPANY (OK)

WSS INSURANCE AGENCY OF ALABAMA, INC.(AL)

WSS INSURANCE AGENCY OF MASSACHUSETTS, INC.(MA)

WSS INSURANCE AGENCY OF OHIO, INC.(OH)

WSS INSURANCE AGENCY OF NEVADA, INC. (NV)

WSS INSURANCE AGENCY OF TEXAS, INC.(TX)


---------
(1) Ownership of Seguros Genesis, S.A. (Mexico) is as follows: Metropolitan Life Insurance Company owns 85.49%, Metropolitan Tower Corp. owns 7.31% and Metropolitan Asset Management Corporation owns 7.20%.

                                  METLIFE, INC.
                             As of December 31, 2001

Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its own account) of 10% through 99% of the total outstanding voting stock(2)


AMERICAN HORIZON GENERAL AGENCY, INC. (32.09%) (FL)

AMERICAN HORIZON HOLDINGS, INC. (DE) (32.09%)

AMERICAN HORIZON INSURANCE COMPANY (32.09%) (AZ)

AMERICAN HORIZON INSURANCE COMPANY OF NEW YORK (32.09%)(NY)

AMERICAN HORIZON PROPERTY & CASUALTY INSURANCE COMPANY (32.09%) (IL)

AMERICAN HORIZON SERVICES, INC. (32.09%) (DE)

CLARK/BARDES HOLDINGS (12.3%)(DE)

DAN RIVER, INC. (34.1%) (GA)

DIGITAL LIGHTHOUSE CORP. (f/k/a ETINUUM)(14.1%)(DE)

ECLIPSE CLAIM SERVICES INC. (25%) (CANADA)

FAIRFIELD MANAGEMENT GROUP, INC. (48.13%)(MO)

GRAND CATHAY SECURITIES INVESTMENT TRUST CO., LTD. (20%) (TAIWAN)

GENERAL AMERICAN ARGENTINA SEGUROS DE VIDA, S.A. (58.5%) (ARGENTINA)

GENESIS SEGUROS GENERALES, SOCIEDAD ANONIMA DE SEGUROS Y
  REASEGUROS (50%)(SPAIN)

GREAT RIVERS REINSURANCE MANAGEMENT, INC. (48.13%)(MO)

MALAYSIA LIFE REINSURANCE GROUP BERHAD (17.55%) (MALAYSIA)

METLIFE INDIA INSURANCE COMPANY PRIVATE LIMITED (26%) (INDIA)

METROPOLITAN LLOYDS INSURANCE COMPANY OF TEXAS(3) (TX)

METROPOLITAN STRUCTURES (50%) (IL)

P.T. METLIFE SEJAHTERA (94.3%)(INDONESIA)

REGAL ATLANTIC COMPANY (BERMUDA) LTD. (58.5%) (BERMUDA)

REINSURANCE COMPANY OF MISSOURI, INCORPORATED (58.5%)(MO)

REINSURANCE GROUP OF AMERICA, INCORPORATED (58.5%)(MO)

REINSURANCE PARTNERS, INC. (58.5%)(MO)

RGA AMERICAS REINSURANCE COMPANY, LTD. (58.5%)(BARBADOS)

RGA ARGENTINA, S.A. (58.5%)(ARGENTINA)

RGA AUSTRALIAN HOLDINGS PTY LIMITED (58.5%)(AUSTRALIA)

RGA CANADA MANAGEMENT COMPANY, LTD. (58.5%)(CANADA)

RGA CAPITAL LIMITED (58.5%) (UNITED KINGDOM)

RGA FINANCIAL GROUP, L.L.C.  (58.5%) (DE)

RGA FINANCIAL PRODUCTS LIMITED (58.5%)(CANADA)

RGA HOLDINGS LIMITED (58.5%)(UNITED KINGDOM)

RGA INTERNATIONAL CO. (58.5%) (NOVA SCOTIA)

RGA INTERNATIONAL LTD. (58.5%) (CANADA)

RGA LIFE REINSURANCE COMPANY OF CANADA (58.5%)(CANADA)

---------
(2) Does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner.

(3) Affiliate

RGA REINSURANCE COMPANY (58.5%) (MO)

RGA REINSURANCE COMPANY (BARBADOS) LTD. (58.5%)(BARBADOS)

RGA REINSURANCE COMPANY OF AUSTRALIA LIMITED (58.5%)(AUSTRALIA)

RGA REINSURANCE COMPANY OF SOUTH AFRICA LIMITED (58.5%)(SOUTH AFRICA)

RGA REINSURANCE (UK) LIMITED (58.5%) (UNITED KINGDOM)

RGA SIGMA REINSURANCE SPC (58.5%) (CAYMAN ISLANDS)

RGA SOUTH AFRICAN HOLDINGS (PTY) LTD. (58.5%)(SOUTH AFRICA)

RGA UK SERVICES LIMITED (58.5%) (UNITED KINGDOM)

RGA (U.K.) UNDERWRITING AGENCY LIMITED (58.5%)(UNITED KINGDOM)

SANTANDER MET, S.A. (50%) (SPAIN)

SEGUROS GENESIS, S.A. (SPAIN) (50%)(SPAIN)

ST. JAMES FLEET INVESTMENTS TWO LIMITED (34%)(CAYMAN ISLANDS)

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE(5) (63.9%)(MA)

STATE STREET RESEARCH STRATEGIC INCOME PLUS(5) (71.9%)(MA)

STATE STREET RESEARCH INTELLIQUANT PORTFOLIOS:  SMALL CAP VALUE(5) (99.2%)(MA)

TEXAS AMERICAN HORIZON SERVICES AGENCY, INC. (57.2%)(TX)

TRIAD RE, LTD. (39.2%)(BARBADOS)


----------
(5) Mutual Fund

                                  METLIFE, INC.
                             As of December 31, 2001


Publicly-Held Companies of which MetLife, Inc. directly or indirectly has actual ownership (for its Own Account) of 10% through 99% of the total outstanding voting stock or control:

DAN RIVER, INC. (GA)

Equity Units Issued by METLIFE CAPITAL TRUST I (DE)

REINSURANCE GROUP OF AMERICA, INCORPORATED (MO)